SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of June 5, 2008, by and among IdeaEdge, Inc. (formerly “VOS International, Inc.), a Colorado corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively the “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to $1,300,000 of stated value of Series A Preferred Stock of the Company  (“Preferred Stock”) at a purchase price (the "Purchase Price") equal to the stated value thereof which Preferred Stock shall be convertible into shares of the Company's common stock, $.001 par value (the "Common Stock") hereof subject to the rights and preferences described in the form of Certificate of Designation annexed hereto as Exhibit A (“Certificate of Designation”), and common stock purchase warrants (the “Warrants”) in the form attached hereto as Exhibit B, to purchase shares of Common Stock (the “Warrant Shares”) (the “Offering”).   The Preferred Stock, shares of Common Stock issuable upon conversion of the Preferred Stock (the “Shares”), the Warrants and the Warrant Shares are collectively referred to herein as the "Securities"; and

WHEREAS, the aggregate proceeds of the sale of the Preferred Stock and the Warrants contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit C (the "Escrow Agreement").

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

1.

Closing.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the “Closing Date” (as defined in Section 2 hereof), each Subscriber shall purchase and the Company shall sell to each Subscriber the Preferred Stock having the Stated Value set forth on the signature page hereto and the amount of Warrants determined pursuant to Section 3 below.  The aggregate stated value of the Preferred Stock to be purchased by the Subscribers on the Closing Date shall, in the aggregate, up to $1,300,000.  The Closing Date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price of the Offering is transmitted by wire transfer or otherwise to or for the benefit of the Company.

2.

Closing Date.  The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement (“Closing Date”).

3.

Warrants.  On the Closing Date, the Company will issue and deliver a Warrant to each Subscriber.  The number of Warrant Shares available for purchase under each Warrant shall equal the product of (i) 0.50 multiplied by (ii) the quotient of (a) the Stated Value of such Subscriber’s Preferred Stock, divided by (b) the Conversion Price in effect on the Closing Date.  The number of Warrant Shares eligible for purchase by each Subscriber is set forth on the signature page of this Agreement.  The exercise price to acquire a Warrant Share upon exercise of a Warrant shall be $0.50.  The Warrants shall be exercisable for sixty-six (66) months after the issue date of the Warrants.  The Warrant exercise price and number of Warrant Shares issuable upon exercise of the Warrants shall be equitably adjusted to offset the effect of stock splits, stock dividends, and similar events, and as otherwise described in the Warrant.

4.

Subscriber’s Representations and Warranties.  As of the Closing Date, each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

(a)

Organization and Standing of the Subscribers ..  If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)

Authorization and Power ..  Such Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Preferred Stock and Warrants being sold to it hereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its board of directors, stockholders, partners, members, as the case may be, is required.  This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms thereof.

(c)

No Conflicts ..  The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber).  Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents  or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)

Information on Company.  Such Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-KSB for the year ended September 30, 2007 as filed with the Commission, together with all subsequently filed Forms 10-QSB, Forms 8-K, and other reports and filings subsequently made with the Commission and made available at the EDGAR website (hereinafter referred to collectively as the “Reports”).  Such Subscriber has had an opportunity to ask questions and receive answers from representatives of the Company.  In addition, such Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Securities.   Each Subscriber represents that it has not received any Other Written Information from the Company or its representatives.

(e)

Information on Subscriber.  Such Subscriber is, and will be at the time of the conversion of the Preferred Stock and exercise of the Warrants, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Each Subscriber either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Subscriber’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Preferred Stock and Warrant.  Such Subscriber has the authority and is duly and legally qualified to purchase and own the Securities.  Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding such Subscriber is accurate, including, without limitation, the principal place or business or residence of such Subscriber.

(f)

Purchase of Preferred Stock and Warrants.  On the Closing Date, such Subscriber will purchase the Preferred Stock and Warrant as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g)

Compliance with Securities Act.  Such Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of such Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  Subject to compliance with applicable securities laws and provided that a net short position in the Shares and Warrant Shares is not created, such Subscriber may enter into lawful hedging transactions with respect to the Company’s securities, otherwise such Subscriber will not conduct any short sales as such term is defined in Rule 3b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(h)

Shares Legend.  The Shares and the Warrant Shares shall bear the following or similar legend:

"THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT .  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(i)

Warrants Legend.  The Warrants shall bear the following or similar legend:

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(j)

Preferred Stock Legend.  The Preferred Stock shall bear the following legend:

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT .  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. "

(k)

Communication of Offer.  The offer to sell the Securities was directly communicated to such Subscriber by the Company.  At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(l)

Restricted Securities.   Such Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.  Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate includes each Subsidiary of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(m)

No Governmental Review.  Such Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(n)

Correctness of Representations.  Such Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

(o)

Survival.  The foregoing representations and warranties shall survive the Closing Date.

5.

Company Representations and Warranties.  The Company represents and warrants to and agrees with each Subscriber that:

(a)

Due Incorporation.  The Company and each of its Subsidiaries is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect (as defined below) on the Company.  For purposes of this Agreement, a “Material Adverse Effect” on the Company shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company and its Subsidiaries taken as a whole.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 25% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  All of the Company’s Subsidiaries as of the Closing Date and the Company’s ownership interest in such Subsidiaries are set forth on Schedule 5(a) hereto.

(b)

Outstanding Stock.  All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

(c)

Authority; Enforceability.  This Agreement, the Preferred Stock, Certificate of Designation, the Warrants, and the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and/or its Subsidiaries and are valid and binding agreements of the Company and its Subsidiaries enforceable against them in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)

Additional Issuances.  There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or its Subsidiaries or other equity interest in the Company except as described on Schedule 5(d).  The Common Stock of the Company on a fully diluted basis outstanding as of the last Business Day [as defined in Section 13(p)] preceding the Closing Date is set forth on Schedule 5(d).

(e)

Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the OTC Bulletin Board (the “Bulletin Board”) nor the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.  The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s board of directors.

(f)

No Violation or Conflict.  Assuming the representations and warranties of such Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance by the Company of its obligations under this Agreement and all other Transaction Documents entered into by the Company relating thereto by the Company will:

(i)

violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) except as set forth on Schedule 5(f)(i), the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)

result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except as described herein; or

(iii)

result in the activation of any anti-dilution rights or a reset or repricing of any debt, security or other instrument issued or issuable by the Company, nor result in the acceleration of the due date of any obligation of the foregoing; or

(iv)

result in the triggering of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g)

The Securities.  The Securities upon issuance, conversion and exercise:

(i)

are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)

have been, or will be, duly and validly authorized and on the date of issuance of the Shares upon conversion of the Preferred Stock and the Warrant Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable and if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement will be free trading and unrestricted;

(iii)

will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)

will not subject the holders thereof to personal liability by reason of being such holders; and

(v)

assuming the representations and warranties of such Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

(h)

Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents.  Except as disclosed in the Reports or in the schedules hereto, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)

Reporting Company.  The Company is a publicly-held company mandatorily subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (“1934 Act”) and has a class of common stock registered pursuant to Section 12(g) of the 1934 Act.  Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

(j)

No Market Manipulation.  The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(k)

Information Concerning Company.  The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein.   Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company’s business, financial condition or affairs not disclosed in the Reports. The Reports including the financial statements therein, and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

(l)

Stop Transfer.  The Company has not and will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscribers.

(m)

Defaults.  The Company is not in violation of its certificate or articles of incorporation or bylaws.  The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, and (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(n)

Not an Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  Neither the Company nor any of its Subsidiaries will take any action or steps nor conduct any offering of its securities that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(o)

No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(p)

Listing.  The Common Stock is quoted on the Bulletin Board under the symbol IDAE.OB. The Company has not received any oral or written notice that the Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that the Common Stock does not meet all requirements for the continuation of such quotation and the Company satisfies all the requirements for the continued quotation of the Common Stock on the Bulletin Board.

(q)

No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company’s businesses since September 30, 2007 and which, individually or in the aggregate, would reasonably be expected not to have a Material Adverse Effect.

(r)

No Undisclosed Events or Circumstances.  Since September 30, 2007, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has been so publicly announced or disclosed in the Reports, other than those incurred in the ordinary course of the Company’s businesses since September 30, 2007 and which, individually or in the aggregate, would reasonably be expected not to have a Material Adverse Effect..

(s)

Capitalization.  The authorized and the issued and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d).  Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any of its Subsidiaries.

(t)

Dilution.  The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company.  The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company and its shareholders.  The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Preferred Stock, and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

(u)

No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two (2) years prior to the Closing Date.

(v)

DTC Status.  The Company’s transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program.  The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(v) hereto.

(w)

Investment Company.  Neither the Company nor any Affiliate is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x)

Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(y)

Solvency.  Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; and (ii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.

(z)

Subsidiary Representations.  The Company makes each of the representations contained in Sections 5(a), (b), (d), (f), (h), (k), (m), (q), (r), (s), (u), (w), (x) and (y) of this Agreement, as same relate to each Subsidiary of the Company.

(AA)

Company Predecessor.  All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Sections 9(g) through 9(l) shall relate and refer to the Company, its predecessors, and the Subsidiaries.

(BB)

Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

(CC)

Survival.  The foregoing representations and warranties shall survive the Closing Date.

6.

Regulation D Offering/Legal Opinion.  The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.  On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscribers from the Company’s legal counsel in the form annexed hereto as Exhibit D opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by the Subscribers.  The Company will provide, at the Company’s expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants pursuant to an effective registration statement, Rule 144 under the 1933 Act or an exemption from such registration.

7.1

Conversion of Preferred Stock.  The terms of the Series A Preferred Stock are provided for in the Certificate of Designation.

(a)

Upon the conversion of the Preferred Stock or part thereof as provided for in the Preferred Stock, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company’s transfer agent shall issue stock certificates in the name of a Subscriber (or its permitted nominee) or such other persons as designated by such Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion.  The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company’s Common Stock and that the certificates representing such shares shall contain no legend other than the usual 1933 Act restriction from transfer legend.  Examples of such legends are provided for in Section 4 of this Agreement.  If and when a Subscriber sells the Shares, assuming (i) a registration statement including such Shares is effective and the prospectus, as supplemented or amended, contained therein is current and (ii) such Subscriber or its agent confirms in writing to the transfer agent that such Subscriber has complied with the prospectus delivery requirements, the restrictive legend will be removed and the Shares will be free-trading, and freely transferable.  In the event that the Shares are sold in a manner that complies with an exemption from registration, the Company will promptly instruct its counsel to issue to the transfer agent an opinion permitting removal of the legend (indefinitely, if in accordance with the  relevant provisions of Rule 144 of the 1933 Act).

(b)

The Company agrees and acknowledges that despite the pendency of a not yet effective registration statement which includes for registration the Securities, the Subscriber is permitted to and the Company will issue to the Subscriber Shares upon conversion of the Preferred Stock and Warrant Shares upon exercise of the Warrants.  Such Shares will, if required by law, bear the legends described in Section 4 above and if the requirements of Rule 144 under the 1933 Act are satisfied be immediately resalable thereunder.

7.2

Adjustments.  The Conversion Price, Warrant exercise price and the number of Shares issuable upon conversion of the Preferred Stock and Warrant Shares issuable upon exercise of the Warrants shall be equitably adjusted and as otherwise described in this Agreement, the Certificate of Designation and Warrants.

7.3

Redemption.  The Preferred Stock shall not be redeemable.  The Warrants shall not be callable or redeemable except as described in the Warrants.

8.

Commissions/Legal Fees.

(a)

Commission.   The Company on the one hand, and each Subscriber (for himself only) on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions except in connection with the due diligence fee (“Due Diligence Fee”) described on Schedule 8(a) hereto.  Anything in this Agreement to the contrary notwithstanding, each Subscriber is providing indemnification only for such Subscriber’s own actions and not for any action of any other Subscriber.  Each Subscriber’s liability hereunder is several and not joint.  The Company agrees that it will pay the Due Diligence Fee on the Closing Date set forth on Schedule 8(a) hereto out of the funds held pursuant to the Escrow Agreement.

(b)

Legal Fees.  The Company shall pay to Grushko & Mittman, P.C., a cash fee of $20,000 (“Legal Fees”), of which $5,000 has been paid, as reimbursement for services rendered to the Subscribers in connection with the Offering.  The Legal Fees and reimbursement for estimated UCC searches and filing fees, if any (less any amounts paid prior to a Closing Date), and estimated printing and shipping costs for the closing statements to be delivered to Subscribers, will be payable on the Closing Date out of funds held pursuant to the Escrow Agreement.

9.

Covenants of the Company.  The Company covenants and agrees with the Subscribers as follows:

(a)

Stop Orders.  The Company will advise the Subscribers, within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b)

Listing/Quotation.  The Subscribers acknowledge that the Company’s shares of common stock are quoted on the Bulletin Board which is the Company’s Principal Market (as defined below) as of the date of this Agreement.  The Company shall maintain the quotation or listing of the Shares and Warrant Shares upon the Principal Market (as defined below), or such other national securities exchange, or automated quotation system upon which they are or become eligible for quotation or listing (subject to official notice of issuance), and shall maintain same so long as any Preferred Stock or Warrants are outstanding.  The Company will maintain its quotation on the Bulletin Board  or a listing of its Common Stock on the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Select Market, Nasdaq Global Market, or New York Stock Exchange, whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.  As of the date of this Agreement, the Closing Date, the Bulletin Board is and will be deemed a Principal Market.

(c)

Market Regulations.  The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, if required, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

(d)

Filing Requirements.  From the date of this Agreement and until the sooner to occur of (i) three (3) years after the Closing Date, (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to a registration statement or pursuant to Rule 144(b)(1), or (iii) the Preferred Stock and Warrants are no longer outstanding (the date of such latest occurrence being the “End Date”), the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, and (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if the Company is not subject to such reporting requirements.  The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the End Date.  Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market.  The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

(e)

Use of Proceeds.  The proceeds of the Offering will be employed by the Company for general working capital.   The Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company or non-trade obligations outstanding on or after the Closing Date.  For so long as any Preferred Stock are outstanding, the Company will not prepay any financing related debt obligations nor redeem any equity instruments of the Company without the prior consent of the Subscribers.

(f)

Reservation.  Prior to the Closing, and thereafter for so long as Preferred Stock or Warrants are outstanding, the Company undertakes to reserve, pro rata, on behalf of each holder of a Preferred Stock or Warrant, from its authorized but unissued Common Stock, a number of common shares equal to 150% of the amount of Common Stock necessary to allow each holder of Preferred Stock to be able to convert all such outstanding Preferred Stock and reserve the amount of Warrant Shares issuable upon exercise of the Warrants.   Failure to have sufficient shares reserved pursuant to this Section 9(f) at any time shall be a material default of the Company’s obligations under this Agreement and an Event of Default under the Preferred Stock.

(g)

Taxes.  From the date of this Agreement and until the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(h)

Insurance.  From the date of this Agreement and until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured less reasonable deductible amounts; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

(i)

Books and Records.  From the date of this Agreement and until the End Date, the Company will keep records and books of account in which entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(j)

Governmental Authorities.  From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(k)

Intellectual Property.  From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(l)

Properties.  From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

(m)

Confidentiality/Form 8-K.  From the date of this Agreement and until the End Date, the Company agrees that, except in connection with a Form 8-K or any registration statement or statements regarding the Subscribers’ securities or in correspondence with the Commission regarding the same or as otherwise required in connection with any other filing required to be made with the SEC, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon five days prior notice to Subscriber.  In any event and subject to the foregoing, the Company undertakes to file a Form 8-K or make a public announcement describing the Offering not later than the fourth business day after the Closing Date.  Prior to filing or announcement, such Form 8-K will be provided to Subscribers for their review.  In the Form 8-K, the Company will specifically disclose the amount of Common Stock outstanding immediately after the Closing.  Upon  delivery by the Company to the Subscribers after the Closing Date of any notice or information, in writing, electronically or otherwise, and while Preferred Stock, Shares, Warrants, or Warrant Shares are held by such Subscribers, unless the  Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or Subsidiaries, the Company  shall within one business day after any such delivery publicly disclose such  material,  nonpublic  information on a Report on Form 8-K.  In the event that the Company believes that a notice or communication to a Subscriber contains material, nonpublic information, relating to the Company or Subsidiaries, the Company shall so indicate to such Subscriber prior to delivery of such notice or information.  Subscriber will be granted sufficient time to notify the Company that Subscriber elects not to receive such information.   In such case, the Company will not deliver such information to Subscriber.  In the absence of any such indication, such Subscriber shall be allowed to presume that all matters relating to such notice and information do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

(n)

Non-Public Information.  The Company covenants and agrees that except for schedules and exhibits to this Agreement which information thereon will be publicly disclosed within four (4) business days after the Closing Date, neither it nor any other person acting on its behalf will at any time provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information.  The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(o)

Additional Negative Covenants.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until the Preferred Stock  is no longer outstanding, without the consent of the Subscribers, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

(i)

create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its property, whether now owned or hereafter acquired except for: (A) the Excepted Issuances (as defined in Section 12 hereof, (B) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (C) carriers’, warehousemen’s, mechanics’, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (D) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (E) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (F) Liens created with respect to the financing of the purchase of property in the ordinary course of the Company’s business up to the amount of the purchase price of such property; and (G) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (B) through (G), a “Permitted Lien”);

(ii)

amend its certificate of incorporation, by-laws or its charter documents so as to adversely affect any rights of the Subscribers;

(iii)

repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents;

(iv)

prepay or redeem any financing related debt or pay past due obligations outstanding as of the Closing Date not in the ordinary course of business;

(v)

engage in any transactions with any officer, director, employee or any Affiliate (excluding a Subsidiary) of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than (i) for payment of salary and bonuses or consulting fees for services, (ii) reimbursement for expenses incurred on behalf of the Company, (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company, and (iv) pursuant to existing contractual agreements; or

(vi)

incur any obligation for borrowed money except for the Excepted Issuances and the Permitted Liens.

The Company agrees to provide Subscribers not less than ten (10) days notice prior to becoming obligated to or effectuating a Permitted Lien or Excepted Issuance.

(p)

Further Registration Statements.  Except for a registration statement filed on behalf of the Subscribers as described in Section 11.1 of this Agreement, the Company will not, without the consent of the Subscribers, file with the Commission or with state regulatory authorities any registration statements or amend any already filed registration statement to increase the amount of Common Stock registered therein, or reduce the price of which such Common Stock is registered therein, including but not limited to Forms S-8, until the expiration of the “Exclusion Period”, which shall be defined as the sooner of (i) the first date upon which all of the Preferred Stock issued to the Subscribers are not outstanding, or (ii) one (1) year after the Closing Date.  The Exclusion Period will be tolled or reinstated, as the case may be, during the pendency of an Event of Default as defined in the Preferred Stock.

(q)

Offering Restrictions.   From the date of this Agreement and until the sooner to occur of (i) one (1) year after the Closing Date, or (ii) until the Preferred Stock is no longer outstanding, the Company will not enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (collectively, the “Variable Rate Restrictions”).   For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).

(r)

Seniority.  Except for Permitted Liens and as otherwise provided for herein, until the Preferred Stock are fully satisfied or converted, the Company shall not grant nor allow any security interest to be taken in the assets of the Company or any Subsidiary; nor issue any debt (other than trade debt occurred in the ordinary course of business), equity or other instrument which would give the holder thereof directly or indirectly, a right to payment, or a right in any assets of the Company or any Subsidiary, equal or superior to any right of the holder of a Preferred Stock in or to payment or to such assets.

(s)

 DTC FAST Program.  At all times that Preferred Stock or Warrants are outstanding, the Company will employ as its transfer agent for the Common Stock, and the underlying shares representing the Warrants, a participant in the DTC's Fast Automated Transfer Program (FAST) program.

(t)

Lockup Agreements.  The Company will deliver to the Subscribers on or before the Closing Date and enforce the provisions of irrevocable lockup agreements (“Lockup Agreements”) in the forms annexed hereto as Exhibit E, with the parties identified on Schedule 9(t).

10.

Covenants of the Company and Subscribers Regarding Indemnification.

(a)

The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, Affiliates, control persons and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Company or breach of any warranty by the Company in this Agreement or in any Exhibits or Schedules attached hereto, or other Transaction Documents delivered pursuant hereto, or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other Transaction Documents entered into by the Company and Subscriber relating hereto.

(b)

In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith or under any circumstances be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Securities.

(c)

Each Subscriber agrees to severally and not jointly indemnify, hold harmless, reimburse and defend the Company, the Subsidiary and each of its officers, directors, agents, Affiliates, control persons and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company, Subsidiary or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Subscriber or breach of any warranty by the Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other Transaction Documents delivered pursuant hereto, or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Subscriber of any covenant or undertaking to be performed by the Subscriber hereunder, or any other Transaction Documents entered into by the Company and Subscriber relating hereto.

11.

Additional Post-Closing Obligations.

11.1.

Piggy-Back Registrations.   If at any time Preferred Stock is outstanding there is not an effective registration statement covering all of the Shares and Warrant Shares and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each holder of any of the Securities entitled to registration rights under this Section 11.1 written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Shares or Warrant Shares such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.  The obligations of the Company under this Section may be waived by any holder of any of the Securities entitled to registration rights under this Section 11.1. The holders whose shares are included or required to be included in such registration statement are granted the same rights, benefits, liquidated or other damages and indemnification granted to other holders of Securities included in such registration statement.  Notwithstanding anything to the contrary herein, the registration rights granted hereunder to the holders of Securities shall not be applicable for such times as such Shares and Warrant Shares may be sold by the holder thereof without restriction pursuant to Section 144(b)(1) of the 1933 Act.  In no event shall the liability of any holder of Securities or permitted successor in connection with any Shares of Warrant Shares included in any such registration statement be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of the Shares and Warrant Shares sold pursuant to such registration or such lesser amount applicable to other holders of Securities included in such registration statement.

11.2.

Delivery of Unlegended Shares.

(a)

Within seven (7) business days (such third business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Shares or Warrant Shares or any other Common Stock held by a Subscriber have been sold pursuant to the registration statement described in Section 11.1 or Rule 144, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(i) above (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Shares certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(b)

In lieu of delivering physical certificates representing the Unlegended Shares, if the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and such Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s prime broker with DTC through its Deposit Withdrawal Agent Commission system.  Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c)

The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11.2 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber.  As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to such Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default.  If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.2 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to the greater of (i) the actual purchase price of such Shares or Warrant Shares, or (ii) the highest closing price of the Common Stock during the aforedescribed thirty day period and the denominator of which is the lowest conversion price during such thirty day period (“Unlegended Redemption Amount”).  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

(d)

In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the Unlegended Shares Delivery Date and a Subscriber or a broker on such Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which such Subscriber was entitled to receive from the Company (a “Buy-In”), then the Company shall pay in cash to such Subscriber (in addition to any remedies available to or elected by such Subscriber) the amount by which (A) such Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay such Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to such Subscriber in respect of the Buy-In.

(e)

In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.2 or Warrant Shares upon exercise of Warrants and the Company is required to deliver such Unlegended Shares pursuant to Section 11.2 or the Warrant Shares pursuant to the Warrants, the Company may not refuse to deliver Unlegended Shares or Warrant Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

11.3.

In the event commencing one hundred and eighty-one (181) days after the Closing Date, a Subscriber is not permitted to resell any of the Shares or Warrant Shares without any restrictive legend, and such sales are not permitted as a result of the unavailability to Subscriber of Rule 144(b) under the 1933 Act or any successor rule (a “144 Default”), and the sole reason for the 144 Default is that the Company is not current in its SEC periodic filings, and Subscriber is not an Affiliate or “control person” of the Company, then the Company shall pay such Subscriber as liquidated damages and not as a penalty an amount equal to two percent (2%) for each thirty (30) days (or such lesser pro-rata amount for any period less than thirty (30) days) thereafter of the purchase price of the Shares and Warrant Shares owned by such Subscriber during the pendency of the 144 Default.  Liquidated damages shall not be payable pursuant to this Section 11.3 in connection with Shares and Warrant Shares for such times as such Shares and Warrant Shares may be sold by the holder thereof without restriction pursuant to Section 144(b)(1) of the 1933 Act.

12.

(a)

Right of First Refusal.  Through six (6) months after the Closing Date (which period shall be tolled during the pendency of an Event of Default that is not cured during any applicable cure period), the Subscribers shall be given not less than seven (7) business days prior written notice of any proposed sale (the “Other Offering”) by the Company of its Common Stock or other securities or equity linked debt obligations, except in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of corporation or other entity which recipients of such securities or debt are not at any time granted registration rights, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which recipients of such securities are not at any time granted registration rights and, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock pursuant to stock option plans and employee stock purchase plans described on Schedule 5(d) hereto, (iv) as a result of the exercise of Warrants or conversion of Preferred Stock which are granted or issued pursuant to this Agreement, and (v) as described on Schedule 12(a) (collectively the foregoing are “Excepted Issuances”).  The Subscribers who exercise their rights pursuant to this Section 12(a) shall have the right during the seven (7) business days following receipt of the notice to subscribe to purchase a pro-rata portion of such offered Common Stock, debt or other securities, in accordance with the terms and conditions set forth in the notice of sale for the Other Offering, in the same proportion as the amount of Preferred Stock (on an as-converted basis to Common Stock) held by the Subscriber to the total amount of outstanding Common Stock of the Company at the date of the Offering.  The Subscriber’s failure to provide notice to the Company during such seven (7) day period shall be deemed to be an election by the Subscriber not to participate in the Offering.  The closing of the sale of Company equity to a Subscriber who elects to purchase such equity shall be conducted in accordance with the terms and conditions of the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the seven (7) business days following the notice of modification to exercise such right.

(b)

Favored Nations Provision.   Other than in connection with the Excepted Issuances, from the date of this Agreement and until the sooner to occur of (i) thirty (30) months after the Closing Date, or (ii) until the Preferred Stock is no longer outstanding, if the Company shall agree to or issue (the “Lower Price Issuance”) any Common Stock or securities convertible into or exercisable directly or indirectly for shares of Common Stock or representing the direct or indirect right to acquire Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in effect at such time, or less than the Warrant exercise price in effect at such time, without the consent of each Subscriber, then the Company shall issue to each Subscriber for each such occasion, additional shares of Common Stock so that the average per share price of the Conversion Shares and Warrant Shares then owned by Subscriber is equal to such other lower price per share and the Conversion Price and Warrant exercise price shall automatically be reduced to such other lower price.  The average purchase price of the Conversion Shares and Warrant Shares shall be calculated separately for the Conversion Shares and Warrant Shares.  The delivery to such Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock.  Each Subscriber is granted the registration rights described in Section 11.1 hereof in relation to the additional Shares and Warrant Shares issuable as a result of the foregoing adjustment.  For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock, except Excepted Issuances, shall result in the adjustments described above upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price or Warrant exercise price in effect upon such issuance.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The Subscriber is also given the right to elect to substitute any term or terms of any other offering in connection with which such Subscriber has rights as described in this Section 12(b), for any term or terms of the offering giving rise to the Lower Price Issuance.  The rights of each Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement, the Preferred Stock, any Transaction Document, and any other agreement referred to or entered into in connection herewith or to which such Subscriber and Company are parties.

(c)

Maximum Exercise of Rights.  In the event the exercise of the rights described in Sections 12(a) or 12(b) would or could result in the issuance of an amount of Common Stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 7.3 of this Agreement, then the issuance of such additional shares of Common Stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such Common Stock without exceeding the applicable maximum amount set forth calculated in the manner described in Section 7.3 of this Agreement.  The determination of when such Common Stock may be issued shall be made by each Subscriber as to only such Subscriber.

(d)

Subscriber s’ Trading Activity ..  For so long as each Subscriber holds any of the Securities, each Subscriber shall not, directly or indirectly, (i) engage in any short sales ( as defined in Rule 200 of Regulation SHO under the 1934 Act) or “derivative” or hedging transactions intended to negatively impact the market price of the Company’s publicly-traded securities; (ii) have a “short” position in the Common Stock, (iii) engage in hedging activities at any times during the period that the Securities are outstanding, or (iv) have any affiliation with or control over any arm’s length counter-party in any transaction described in (i), (ii) or (iii).    Each Subscriber further represents and warrants it had not engaged in any activities described in the previous sentence at any time prior to the execution of this Agreement.

13.

Miscellaneous.

(a)

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the first business day following the date deposited with an overnight courier service with charges prepaid, or (c) on the third business day following the date of mailing pursuant to subpart (a)(ii) above, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company, to: IdeaEdge, Inc., 6440 Lusk Boulevard, Suite 200, San Diego, CA 92121, Attn: Jim Paul Collas, CEO, fax: (858) 677-0180, with a copy by facsimile only to: Steven James Davis, P.C., 1042 N. El Camino Real, Suite B-261, Encinitas, CA 92024-1322, fax: (619) __________, and (ii) if to a Subscriber, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by facsimile only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, fax: (212) 697-3575.

(b)

Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.  Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.   No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.  No right or obligation of a Subscriber shall be assigned without the assignee executing documents reasonably requested by the Company to ensure such assignee agrees to the representations, warranties and covenants provided by Subscriber under this Agreement.  A Subscriber shall promptly provide the Company with written notice of the assignment or delegation of any of its rights or obligations under this Agreement.

(c)

Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d)

Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including but not limited to New York statutes of limitations, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in the State and county of New York.  The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e)

Specific Enforcement, Consent to Jurisdiction.  To the extent permitted by law, the Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 13(d) hereof, each of the Company, Subscriber and any signatory hereto in his or her personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)

Independent Nature of Subscribers.  The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in a registration statement and (ii) review by, and consent to, such registration statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(g)

Damages.  In the event a Subscriber is entitled to receive any liquidated damages pursuant to the Transactions, such Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(h)

Consent.  As used in the Agreement, “consent of the Subscribers” or similar language means the consent of holders of not less than 70% of the total of the Shares issued and issuable upon conversion of outstanding Preferred Stock owned by Subscribers on the date consent is requested.

(i)

Equal Treatment.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the Subscribers and their permitted successors and assigns.

(j)

Maximum Payments.  Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law.  In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to a Subscriber and thus refunded to the Company.

(m)

Captions: Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(n)

Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(o)

Successor Laws.  References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.  A successor rule to 144(b)(1) under the 1933 Act shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

(p)

Calendar Days.  All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated.  The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours.  Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

IDEAEDGE, INC.

a Colorado corporation

By:

Name: Jim Paul Collas

Title: Chief Executive Officer

Dated: June ___, 2008

SUBSCRIBER	PURCHASE PRICE AND STATED VALUE OF PREFERRED STOCK	WARRANTS
WHALEHAVEN CAPITAL FUND LIMITED a Bermuda corporation 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Fax: (201) 782-9327 ___________________________________________ (Signature) By:	$500,000.00

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

IDEAEDGE, INC.

a Colorado corporation

By:

Name: Jim Paul Collas

Title: Chief Executive Officer

Dated: June ___, 2008

SUBSCRIBER	PURCHASE PRICE AND STATED VALUE OF PREFERRED STOCK	WARRANTS
ALPHA CAPITAL ANSTALT a Lichtenstein corporation Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196 ___________________________________________ (Signature) By:	$500,000.00

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (C)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

IDEAEDGE, INC.

a Colorado corporation

By:

Name: Jim Paul Collas

Title: Chief Executive Officer

Dated: June ___, 2008

SUBSCRIBER	PURCHASE PRICE AND STATED VALUE OF PREFERRED STOCK	WARRANTS
MOMONA CAPITAL LLC a New York limited liability corporation 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244 Tax ID: 11-3378492 ___________________________________________ (Signature) By:	$100,000.00

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (D)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

IDEAEDGE, INC.

a Colorado corporation

By:

Name: Jim Paul Collas

Title: Chief Executive Officer

Dated: June ___, 2008

SUBSCRIBER	PURCHASE PRICE AND STATED VALUE OF PREFERRED STOCK	WARRANTS
GRQ CONSULTANTS, INC. 401K a Florida corporation 595 South Federal Highway, Suite 600 Boca Raton, FL 33432 Tax ID: 010817758 Attn: Barry Honig ___________________________________________ (Signature) By:	$100,000.00

LIST OF EXHIBITS AND SCHEDULES

Exhibit A

Certificate of Designation

Exhibit B

Form of Warrant

Exhibit C

Escrow Agreement

Exhibit D

Form of Legal Opinion

Exhibit E

Form of Lockup Agreement

Schedule 5(a)

Subsidiaries

Schedule 5(d)

Additional Issuances / Capitalization

Schedule 5(v)

Transfer Agent

Schedule 8(a)

Commissions

Schedule 9(t)

Lockup Agreement Providers

Schedule 12(a)

Other Excepted Issuances

EXHIBIT E

LOCKUP AGREEMENT

This AGREEMENT (this “Agreement”) is made as of the __ day of June, 2008, by [__________] (“Holder”), in connection with his ownership of shares of common stock, $.001 par value (“Common Stock”), of IdeaEdge, Inc., a Colorado corporation (the “Company”).

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1.

Background.

(a)

Holder is the beneficial owner of the amount of shares of Common Stock designated on the signature page hereto.

(b)

Holder acknowledges that the Company has entered into or will enter into at or about the date hereof a subscription agreement (“Subscription Agreement”) with subscribers (“Subscribers”) to convertible Preferred Stock which are convertible into shares of the Company’s Common Stock (“Preferred Stock”) and warrants which may be exercised for shares of the Company’s Common Stock (“Warrants”).  Holder understands that, as a condition to proceeding with the above offering, the Subscribers have required, and the Company has agreed to obtain on behalf of such Subscribers, an agreement from Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement until the earlier of (i) the repayment and/or conversion into Common Stock of not less than two-thirds (2/3) of the principal amount of all Preferred Stock issued to the Subscribers pursuant to the Subscription Agreement held by the Subscribers into shares of Common Stock; and (ii) one year after the Closing Date (as defined in the Subscription Agreement), which period will be tolled during the pendency of an Event of Default (as defined in the Preferred Stock) (the “Restriction Period”), except as described below.

2.

Share Restriction.

(a)

Holder hereby agrees that during the Restriction Period, Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof, other than in connection with an offer made to all stockholders of the Company in connection with a merger, consolidation or similar transaction involving the Company.  Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.  The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

(b)

Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into or exchangeable for Common Stock is subject to the provisions of this Agreement.

(c)

Notwithstanding the foregoing restrictions on transfer, Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of Holder, provided that any such transfer shall not involve a disposition for value, or (iii) to a partnership of which Holder is the general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.  For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

3.

Miscellaneous.

(a)

At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by Subscribers to carry out the intent and purposes of this Agreement.

(b)

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the City and State of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(c)

The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by Holder or to which Holder is subject to by applicable law.

(d)

This Agreement shall be binding upon Holder, its legal representatives, successors and assigns and may not be amended or modified without the consent of the Subscribers as determined pursuant to Section 13(h) of the Subscription Agreement.

(e)

This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

(f)

The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.  The Company hereby further agrees to diligently enforce the terms of this Agreement and acknowledges that failure to do so is an Event of Default under the Preferred Stock.

(g)

All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the first business day following the date deposited with an overnight courier service with charges prepaid, or (c) on the third business day following the date of mailing pursuant to subpart (a)(ii) above, or upon actual receipt of such mailing, whichever shall first occur.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder and the Company have executed this Agreement as of the day and year first above written.

HOLDER:

[NAME]

Number of Shares of Common Stock Beneficially Owned and as more fully described below if not in the form of shares of Common Stock

COMPANY:

IDEAEDGE, INC.

By:

DISCLOSURE SCHEDULES TO SUBSCRIPTION AGREEMENT

DATED JUNE   , 2008 BY AND AMONG

IDEAEDGE, INC. AND THE SUBCRIBERS THERETO

Schedule 5(a) Subsidiaries

The following corporation is the only subsidiary of the Company, IdeaEdge, Inc.  It was incorporated in California on April 3, 2007.

IdeaEdge, Inc.

Schedule 5(d) – Additional Issuances / Capitalization

The following amounts are as of the last Business Day [as defined in Section 13(p)] preceding the Closing Date and will be true and accurate as of the Closing Date.

There are 3,500,000 options to purchase one share of the Company’s common stock eligible for issuance under the Company’s 2007 Stock Option Plan as amended.  Total options issued and outstanding under the Plan total 3,220,000 and exercise prices range from $0.50 to $0.95 per share.

There are 100,000 warrants to purchase 100,000 shares of the Company’s common stock outstanding.  The warrants have an exercise price of $0.71 per share.

There are 37,984,761 shares of common stock outstanding, while common stock outstanding on a fully diluted basis (including shares eligible to be purchased under outstanding options and warrants) totals 41,304,761.

Schedule 5(f)(i)

The terms of the License Agreement with FremantleMedia for the American Idol license allows Fremantle to terminate the license agreement in the event there is a change in the ownership or control of our Company which results in the Subsidiary shareholders existing as of the date of the execution of the license agreement not collectively maintaining the largest ownership percentage of the Company.  This provision is a precaution against the Company being acquired by an entity which FremantleMedia may deem as unsuited for the license.  After giving effect to the issuance of Securities under the Transaction Documents, including subsequent issuances under the most favored nations and right of first refusal clauses, the issuance of Securities under the Transaction Documents could result in such a change of ownership or control of the Company.  However, the Company does not place material value on this license agreement, and the Company believes a waiver of this provision could be obtained from Fremantle in the event the change in the ownership or control of the Company were to occur.

Schedule 5(v) – Transfer Agent

The Company’s transfer agent is as follows:

TranShare Corporation
Attn: Cindie Fanchi
5105 DTC Parkway, Suite 325
Greenwood Village, CO 80111

303-662-1112 (P)
303-662-1113 (F)
cindie@transhare.com

Schedule 9(t) – Lockup Agreement Providers

The parties to the Company’s agreement are as follows:

James P. Collas
Christos Nicolaidis
Jeffrey Hall

TranShare Corporation
Schedule 12(a)—Other Excepted Issuances

The following are excepted issuances of the Company’s equity under Section 12(a):

•

Common stock issued as commissions in lieu of cash payments in connection with fund raising activities;

•

Common stock purchase options or warrants issued to significant advisors in exchange for their membership on the Company’s Board of Advisors; and

•

Common stock purchase options or warrants issued in exchange for rights granted to the Company under intellectual property arrangements.

SCHEDULE 8(a)

DUE DILIGENCE FEE

Due Diligence Fee Recipient	Amount of Fee
WHALEHAVEN CAPITAL FUND LIMITED c/o FWS Capital Ltd. 3rd Floor, 14 Par-Laville Road Hamilton, Bermuda HM08	$10,000.00
LIBRA FINANCE S.A. P.O. Box 4603 Zurich, Switzerland	$10,000.00
MOMONA CAPITAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244	$2,000.00
GRQ CONSULTANTS, INC. 401K 595 South Federal Highway, Suite 600 Boca Raton, FL 33432	$2,000.00
TOTAL	$24,000.00